Exhibit 99.1

Slide:  1 Investor Presentation March, 2011

Slide:  2  Sales  By Product - 2010  Founded in 1954 Manufacturer of high-performance motorized products Strong distribution channel ~ 1,600 dealers in North America ~ 1,000 dealers Internationally Productive non-union workforce  ~ 3,000 strong Product innovation key to success Title: Leader in The PowerSports Industry  ATVs  Side-by-Sides  By Geography - 2010  71% United States  14% Canada  15%International  69%  Off-Road Vehicles (ORV)  17% Parts, Garments & Accessories   10% Snowmobiles  4% On-Road Vehicles   +8% to 11%  Polaris at a Glance  Mar2011  2

Slide:  3 Title: Strong Market Share in Most Categories (N.A.)  2010 data. Side-by-side data is estimated.  Strong Position in ˜ $10 Billion Powersports Market  Others (5)  Others (5)  Others (2)  Others (5)  Mar2011  3

Slide:  4 Title: Solid, Loyal Customer Base  Side-by-Side Market Approx. $2.6 Billion market* (11% 5-Yr CAGR)  Typical Utility Customer  Customer Usage Patterns  Large utility and commercial customer base provides balance and stability  Large utility and commercial customer base provides balance and stability  Commercial  Off-Road Vehicles  On-Road Vehicles  Recreational Utility Commercial  * Polaris Estimate  Recreational  Utility  Government  Farmers, Ranchers, Outdoorsmen  Landscape, Golf Course Management  Multi-Acre Homeowners  Industrial Commercial  SxS  ATV  Military  Snowmobile  Victory  LEV  Mar2011  4

Slide:  5 Title: Strategic Progress Continues…  $1.6 Billion  $3.0  Billion  Grow Sales $3 Billion by 2014  Expand Net Income Margins8% of sales by 2014  Strategy is Working – Staying on the Gas  Full Year 2010 Progress  3-5 Year Strategic Initiatives  Best in Powersports PLUS - 5-8% organic growth Growth Through Adjacencies - $100 - 300M growth  Global Market Leadership - >25% of Polaris revenue Operational Excellence -  >200 bpts operating margin improvement  Strong Financial Performance  Sustainable, profitable growth   Sales up 27% Net Income +46% / Record EPS +40%  Net income margin up 90 bpts  Expanded #1 in market share in ORV Victory progress accelerating Innovation pipeline is robust  Bobcat product well received M&A progressing on plan $67M National Guard award received  International sales up 21%  EMEA market share up in all product lines China and Brazil presence growing Established Polaris India  Gross profit margins up 150 bpts Monterrey plant under construction  LEAN journey continues 6.5%  8.0%  2009  2009  2014  2014  Mar2011  5

Slide:  6  Total Company Sales (in millions)  Diluted EPS Title: Full Year 2011 Guidance   $1,991.1  Up 8% to 11%$2,150 to $2,210  2010 Actual  2011 Guidance  $4.28  Up 9% to 13%  $4.65 to $4.85  2010 Actual  2011 Guidance  2011 Sales & EPS Projection:  Record High  Polaris retail sales continue to accelerate, outperform the industry Net income projected up 14% to 20% Diluted EPS expected to be up 9% to 13%  – EPS expected in $4.65 to $4.85 range – EPS projections include $12-$14 million manufacturing realignment cost  Mar2011  6

Slide:  7 Title: Qualitative Comments for 2011  Mar2011  Expect record 1st quarter sales, net income and EPS Sales growth percentage higher in 1st half of 2011 Under shipped retail sales in 1st half of 2010 40 bpts gross margin improvement for 2011 Begin realizing Monterrey plant savings in 2nd half of  2011 Costs weighted towards 1st half of 2011 Snowfall has been better this riding season Snowmobile PG&A benefiting currently Expect strong wholegood snowmobile orders. Expect market share gains in every business  7  Expect Record Sales and Earnings

Slide:  8 Title: Business Unit Summary  Off-Road Vehicle Division  Snowmobile Division  On-Road Division: Victory/LEV  Polaris Sales (in millions)  Polaris Sales (in millions)  Polaris Sales (in millions)  #1 in ORV - Gained significant share in SxS and ATVs Launched 12 new/significantly improved products ATV dealer inventory down 33% - at healthy levels  MY ‘11 sleds were home runs; Significant quality improvements Dealer inventory down 22% from 2009 Polaris retail sales up over 30% season-to-date  Gained share in both cruisers and touring in a down market Victory was profitable in Q4 2010 Dealer Inventory down 30% from 2009  300+ new products introduced SxS growth up 38% from 2009 Total inventory turns up 20%  PG&A  Parts 44%  Accessories 52%  Apparel 4%  Polaris Sales (in millions)  FY 2011 Guidance  FY 2010  +35% $1,376.4  Up about 10%  FY 2011 Guidance  +5% $188.9  Up modestly  FY 2010  +55% $81.6  Over +50%  FY 2011 Guidance  FY 2010  FY 2011 Guidance  FY 2010  +10% $344.3  Upper single digits %  Mar2011  8

Slide:  9  RANGER RZR = Razor Sharp Performance  RANGER = Hardest Working, Smoothest Riding  RANGER XP Xtreme Performance  RANGER Crew  Full-Size 6-Passenger  RANGER 400/500  Mid-Size Value  RANGER 500 Crew  Mid-size 4-Passenger  Industry Leading Product in Every Segment  Title: Polaris Side-by-Side Product Leadership  Mar2011  9

Slide:  10  International Investment & Expansion Continuing Title: International Division  Profitable global growth of 21% Expanded into Brazil and China Victory sales up over 50% in Europe in 2010 Grew market share in every product line   Polaris Sales (millions)  Brazil ORV Launch Sao Paulo  Auto Show  1st China Dealership Grand Opening  Beijing, China  2010 Revenue by Geography  ME / Africa 8%  Latin America 8%  Asia 1%  Aus/NZ 14%  Europe 69%  +21%  $305.9  FY 2011 Guidance  FY 2010  Up high single digits %  Mar2011  10

Slide:  11 Title: Dealer Health  Healthy Distribution Channel  Max Velocity Program (MVP)  North American Polaris Dealer Inventory Levels  Currently 100% of N.A. ORV dealer volume Smaller dealers on less frequent order cycle  MVP is working Retail Sales accelerating Inventory Turns improving Increasing market share Factory inventory up to improve delivery to dealers  Dealer count increasing in Victory and side-by-sides  Dealer Inventory at healthy levels; down 20% from 2009 Victory down 30% from 2009 Core ATVs down 33% from 2009 Down 5% sequentially from Q3 2010  Flat  -24%  -5%  2007  2008  2008  2010  2011 Expectations  -20%  -10%  Mar2011  11

Slide:  12 Title: Strong Cash Flow  Generation – Solid Balance Sheet  Full Year 2010   Cash Flow Generation (in millions) Cash/Debt (in millions)  December 31, 2010  Credit Facility (Expires 12/2011)  Total Debt  Cap.Ex  Dividends  Mar2011  12  Cash exceeds debt by $194 million  2010 Cash Flow / Net Income = 203%

Slide:  13 Other Placeholder: 13 Other Placeholder: Mar 2011 Title: Consistent Financial Performance  Q3 2009  Q2 2010  Q3 2010  Q32009  Q2 2010  Q3 2010  Return on Assets  (2007-2010)  Return on Invested Capital  (2007-2010)  PII    Peer Average  (ACAT, BC, DE, HOG, WGO, TTC)  S&P 500 Average

Slide:  14 Title: Manufacturing Realignment  Goal: three manufacturing Centers of  Excellence in Roseau, Spirit Lake and MonterreyProduction expected to begin Q2 2011 in Monterrey Total investment remains in line with original forecast 2011 costs up slightly to improve plant efficiency, mitigate risk, and accelerated start-up date Savings begin in 2H 2011  Manufacturing Realignment on Plan  Cost Charged to P&L (in millions)  Aus/NZ 13%  Capital Expenditures (in millions)  Savings (in millions)  Anticipated annualized savings upon completion  2011 anticipated savings in 2nd half  $24 - $26  $12 - $14  $11  $35  $9  $30+  Estimated Total  FY 2011 Guidance  2010 Actual  $23 - $25  FY 2012 Estimate  FY 2012 anticipated savings  Estimated Total Capital  FY 2011 Guidance  2010 Actual  FY 2012 Estimate  Mar2011  14

Slide:  15 Title: Monterrey Facility  425,000 sq. ft. with incubator bldg for startup, staging, and training Currently at 50% beneficial occupancy Increased security capabilities: cameras, fencing, truck tracking, escorts, etc. Roseau transition on plan: tube fabrication, production flexibility Osceola transition progressing - Sold in-place stamping operations and outsourced seat manufacturing World Class Manufacturing  Facility when Completed  Mar2011  15

Slide:  16 Title: 2011 – Momentum Continues  US Economy aided by a more business-friendly Washington Planning for ~3% growth; developing economies outpace US & Europe  Powersports competition will increase; markets probably will not Make Growth  Happen theme unchanged; ORV extends #1 position Remain focused on market share expansion throughout the world Manufacturing realignment front and center Monterrey plant expected to begin production in 2nd Quarter Operational Excellence & LEAN will drive incremental benefitInternational presence and growth accelerate– China, Brazil, India Officially open EMEA HQ in Q1 2011 Victory & Snow poised for profitable growth Margin expansion will remain a top priority   Expect Strong Performance & Results in 2011  Mar2011  16

Slide:  17 Other Placeholder: Mar2011 Title: Polaris Industries Inc. Body:  Thank you.  Q & A

Slide:  18 Other Placeholder: Mar2011 Title: Appendices Body: 2011 Full Year Guidance Gross Margin Percentage Trends – Q4 2010Balance Sheet and Liquidity Profile – Q4 2010 Financial Services Income – Q4 2010 Management Team Safe Harbor Statement

Slide:  19 Title: 2011 Full Year Guidance  Product Line Sales  - Off-Road Vehicles  - Snowmobiles  - On-Road Vehicles  - PG&ATotal Company Sales  Gross Margin  Operating expenses Income Taxes Net Income EPS, Diluted Share Count  Up about 10% Up modestly Up over 50%, again Upper single digits % Up 8% to 11%  Up to 40 bpts improvement  Down as a percent of sales 33.5% to 34.0% of pretax income Up 14% to 20%  $4.65 - $4.85 (+9% to +13%)  Increase over 2010   METRIC  GUIDANCE Other Placeholder: Mar2011

Slide:  20 Title: Gross Profit Margin Percentage Trends (Gp:) Improvement to gross profit margin % (Gp:) Impairment to gross profit margin % (Gp:) Neutral to gross profit margin %  Other Placeholder: Mar2011

Slide:  21 Title: Balance Sheet and Liquidity Profile    Mar2011  21 $ In millions (except per share and interest rate data) 2010 Fav (Unfav) 2009 2011 Full Year Guidance Cash $393.9 $253.7 Increase Total Debt – ending $200.0 $0.0 $100 private placement Credit Facility (expires December 2011) $450.0 – TBD Average debt outstanding $200.0 $68.1 Approx.  $150 Debt Interest Rate - ending (variable) 0.65% 0.14 Increasing Factory Inventory $235.9 ($56.6) Capital Expenditures Lower $ and better turns than 2010 $55.7 ($11.8) $70 to $80 (includes manufacturing realignment) Depreciation & Amortization $66.5 $1.9 $65 to $70 Operating cash flow $297.6 $104.4 Slightly less Dividend $1.60  per  share $0.04  per share Increased 13% to $1.80 per share

Slide:  22 Title: Financial Services Income  Retail Credit is Available for Qualified Customers  2010 wholesale credit income from PA joint venture = $12.7 million, down 7%  Retail credit approval rates and penetration rates at acceptable levels 2011 retail credit income expected to increase  Retail Credit – HSBC, GE & Sheffield combined  Financial Services Income by category   Same % growth as Sales growth  $17.1  $ in millions  Other Activities Wholesale Credit  Retail Credit  Approval Rate Penetration Rate  2009  2010  2009  2010  Q4 2009  Q4 2010  2011 Guidance  $16.9  2009  2010  Q4 2009  Q4 2010  Mar2011  22

Slide:  23 Other Placeholder: Mar2011 Title: Management  Scott Wine CEO Joined September, 2008  Bennett Morgan  President  & COO 23 years at Polaris   5 Years as COO  Michael Malone   V.P. Finance & CFO 26 years at Polaris  13 Years as CFO  RECENT EVENTS  Created ORV Structure: ATVs and Side-by-Sides Combined Created On-Road Division: Victory Investments and Launched LEV Business Added VP Global New Market Development, and GMs in EMEA and China Added VP of Business Development – Grow Business Through Acquisitions Added VP of Supply Chain & Acquisition Integration

Slide:  24 Title: Safe Harbor Body: Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2011 sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements.  Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; warranty expenses; impact of changes in Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations; environmental and product safety regulatory activity; effects of weather; commodity costs; uninsured product liability claims; uncertainty in the retail and wholesale credit markets; changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers.  Investors are also directed to consider other risks and uncertainties discussed in our 2009 annual report and Form 10-K filed by the Company with the Securities and Exchange Commission. The Company does not undertake any duty to any person to provide updates to its forward-looking statements. The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or Company estimates.  The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision. Other Placeholder: Mar2011